UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 3, 2015

Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 S. PENNSYLVANIA AVE.

CUDAHY, WISCONSIN 53110

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2015, Roadrunner Transportation Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated (the “Underwriter”) and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), relating to the offering and sale by the Selling Stockholders of 2,000,000 shares of the Company’s common stock. Pursuant to the Underwriting Agreement, the Underwriter has a 30-day option to purchase up to an additional 300,000 shares of the Company’s common stock from the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and for customary contribution in respect of those liabilities. The offering is expected to close on August 7, 2015, subject to customary closing conditions.

The Company will not receive any proceeds from sales by the Selling Stockholders in the offering, including sales by the Selling Stockholders if the Underwriter exercises its over-allotment option. The Company will incur certain costs in connection with the offering, consisting of various registration, printing, and professional services fees.

The offering is being made pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-205537) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated August 3, 2015 and a final prospectus supplement dated August 4, 2015.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company is filing the opinion of its counsel, Greenberg Traurig, LLP, as Exhibit 5.1 hereto, regarding the legality of the shares of common stock to be offered and sold pursuant to the Underwriting Agreement.

Item 8.01.	Other Events.

On August 3, 2015, the Company issued a press release announcing the commencement of the offering described above in Item 1.01 of this Current Report on Form 8-K. On August 4, 2015, the Company issued a press release announcing the pricing of the offering described above in Item 1.01 of this Current Report on Form 8-K. Copies of the press releases are filed as Exhibits 99.1 and 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated August 3, 2015, among Roadrunner Transportation Systems, Inc., Robert W. Baird & Co. Incorporated, and the Selling Stockholders named therein

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release, dated August 3, 2015, entitled “Roadrunner Transportation Systems Announces Common Stock Offering by Selling Stockholders”

99.2	Press Release, dated August 4, 2015, entitled “Roadrunner Transportation Systems Announces Pricing of Common Stock Offering by Selling Stockholders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: August 6, 2015	By:	/s/ Peter R. Armbruster
Peter R. Armbruster
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 3, 2015, among Roadrunner Transportation Systems, Inc., Robert W. Baird & Co. Incorporated, and the Selling Stockholders named therein

5.1	Opinion of Greenberg Traurig, LLP

23.1	Consent of Greenberg Traurig, LLP (set forth in Exhibit 5.1)

99.1	Press Release, dated August 3, 2015, entitled “Roadrunner Transportation Systems Announces Common Stock Offering by Selling Stockholders”

99.2	Press Release, dated August 4, 2015, entitled “Roadrunner Transportation Systems Announces Pricing of Common Stock Offering by Selling Stockholders”